                                                                   EXHIBIT  32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Oneida Ltd. (the "Company") on Form 10-Q for the period ending July 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregg R. Denny, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ GREGG R. DENNY
----------------------------
Gregg R. Denny
Chief Financial Officer
September 9, 2003



                                       27